Calculation of Filing Fee Tables
S-3
Salesforce, Inc.
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Debt	4.500% Notes due 2028	457(r)	3,500,000,000	$ 0.9992	$ 3,497,200,000.00	0.0001381	$ 482,963.32
Fees to be Paid	2	Debt	4.650% Notes due 2029	457(r)	4,250,000,000	$ 0.99978	$ 4,249,065,000.00	0.0001381	$ 586,795.88
Fees to be Paid	3	Debt	4.900% Notes due 2031	457(r)	3,750,000,000	$ 0.99809	$ 3,742,837,500.00	0.0001381	$ 516,885.86
Fees to be Paid	4	Debt	5.200% Notes due 2033	457(r)	2,750,000,000	$ 0.99779	$ 2,743,922,500.00	0.0001381	$ 378,935.70
Fees to be Paid	5	Debt	5.550% Notes due 2036	457(r)	4,500,000,000	$ 0.99969	$ 4,498,605,000.00	0.0001381	$ 621,257.35
Fees to be Paid	6	Debt	6.400% Notes due 2046	457(r)	1,500,000,000	$ 0.99821	$ 1,497,315,000.00	0.0001381	$ 206,779.20
Fees to be Paid	7	Debt	6.550% Notes due 2056	457(r)	3,750,000,000	$ 0.99921	$ 3,747,037,500.00	0.0001381	$ 517,465.88
Fees to be Paid	8	Debt	6.700% Notes due 2066	457(r)	1,000,000,000	$ 0.99916	$ 999,160,000.00	0.0001381	$ 137,984.00
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 24,975,142,500.00		$ 3,449,067.19
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 3,449,067.19
Offering Note
[1]	This registration fee table shall be deemed to update the "Calculation of Filing Fee Tables" in Salesforce, Inc.'s Registration Statement on Form S-3 (File No. 333-275814), in accordance with Rules 456(b) and 457(r) under the Securities Act.

[2]	This registration fee table shall be deemed to update the "Calculation of Filing Fee Tables" in Salesforce, Inc.'s Registration Statement on Form S-3 (File No. 333-275814), in accordance with Rules 456(b) and 457(r) under the Securities Act.

[3]	This registration fee table shall be deemed to update the "Calculation of Filing Fee Tables" in Salesforce, Inc.'s Registration Statement on Form S-3 (File No. 333-275814), in accordance with Rules 456(b) and 457(r) under the Securities Act.

[4]	This registration fee table shall be deemed to update the "Calculation of Filing Fee Tables" in Salesforce, Inc.'s Registration Statement on Form S-3 (File No. 333-275814), in accordance with Rules 456(b) and 457(r) under the Securities Act.

[5]	This registration fee table shall be deemed to update the "Calculation of Filing Fee Tables" in Salesforce, Inc.'s Registration Statement on Form S-3 (File No. 333-275814), in accordance with Rules 456(b) and 457(r) under the Securities Act.

[6]	This registration fee table shall be deemed to update the "Calculation of Filing Fee Tables" in Salesforce, Inc.'s Registration Statement on Form S-3 (File No. 333-275814), in accordance with Rules 456(b) and 457(r) under the Securities Act.

[7]	This registration fee table shall be deemed to update the "Calculation of Filing Fee Tables" in Salesforce, Inc.'s Registration Statement on Form S-3 (File No. 333-275814), in accordance with Rules 456(b) and 457(r) under the Securities Act.

[8]	This registration fee table shall be deemed to update the "Calculation of Filing Fee Tables" in Salesforce, Inc.'s Registration Statement on Form S-3 (File No. 333-275814), in accordance with Rules 456(b) and 457(r) under the Securities Act.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rule 457(p)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Table 3: Combined Prospectuses	☑Not Applicable
	Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Narrative Disclosure
The maximum aggregate amount of the securities to which the prospectus relates is 25,000,000,000. The prospectus is a final prospectus for the related offering.